UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2017

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01 Regulation FD Disclosure

On October 30, PDL BioPharma, Inc. ("PDL" or the "Company") issued a press release announcing that PDL and Depomed, Inc. ("Depomed") entered into a settlement agreement with Valeant Pharmaceuticals International, Inc. and its indirect subsidiary Valeant Pharmaceuticals Luxembourg S.à r.l. (together, “Valeant”) that resolves all matters addressed in the lawsuit filed by Depomed on September 7, 2017 relating to alleged underpayment of royalties by Valeant (the “Settlement Agreement”). A copy of the Company's press release has been posted to the Company's website and is attached hereto as Exhibit 99.1.

Limitation of Incorporation by Reference

In accordance with the General Instruction B.2. of Form 8-K, this information, including the Exhibit, is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.
The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release

Cautionary Statements

This filing and the press release include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Important factors that could impair the value of the Company's assets or business, are disclosed in the "Risk Factors" contained in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission, filed with the Securities and Exchange Commission on March 1, 2017. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ John P. McLaughlin
John P. McLaughlin
Chief Executive Officer

Dated: October 30, 2017

Exhibit Index

Exhibit No.	Description
99.1	Press Release